UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: May 8, 2019
(Date of earliest event reported)

Phillips 66
(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2331 CityWest Boulevard
Houston, Texas 77042
(Address of principal executive offices and zip code)

(281) 293-6600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PSX	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.

Phillips 66 (the “Company”) held its Annual Meeting of Shareholders on May 8, 2019. The final results of the voting for each matter submitted to a vote of the shareholders at the meeting are as follows:

Item 1 – Election of Directors

The four nominated directors were each elected to serve a three-year term expiring at the Company’s 2022 annual meeting of shareholders and until his or her successor is elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Greg C. Garland	308,703,244	15,303,592	3,595,694	77,723,711
Gary K. Adams	323,842,581	2,957,114	802,835	77,723,711
John E. Lowe	322,387,817	4,435,582	779,131	77,723,711
Denise L. Ramos	300,731,334	25,332,680	1,538,516	77,723,711

Item 2 – Ratification of Selection of Independent Registered Public Accounting Firm

Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for fiscal year 2019. No Broker Non-Votes resulted from the vote on this proposal.

For:	398,457,620
Against:	5,978,483
Abstain:	890,138

Item 3 – Advisory Vote to Approve Executive Compensation

The advisory vote to approve our executive compensation was approved.

For:	299,641,850
Against:	25,720,907
Abstain:	2,239,773
Broker Non-Votes:	77,723,711

Item 4 – Advisory Vote on the Frequency of Future Shareholder Advisory Votes to Approve Executive Compensation

One year was selected for the advisory vote on the frequency of future advisory votes to approve executive compensation based on the following votes:

One Year:	317,565,993
Two Years:	1,404,407
Three Years:	7,138,397
Abstain:	1,493,733
Broker Non-Votes:	77,723,711

Consistent with our Board of Directors’ recommendation in our 2019 Proxy Statement and the vote of our shareholders, our Board of Directors has determined that the advisory vote on executive compensation will occur on an annual basis (every “one year”).
No other matters were submitted for shareholder action.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66

Dated: May 8, 2019	By:	/s/ Paula A. Johnson
Paula A. Johnson Executive Vice President